UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

PENN NATIONAL GAMING, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 25, 2012

Dear Shareholder:

We have previously sent to you proxy material for the Annual Meeting of the shareholders of Penn National Gaming, Inc. to be held on June 6, 2012.  Your Board of Directors has unanimously recommended that shareholders return the enclosed proxy card voting FOR proposals 1-3 and AGAINST proposal 4.

Your vote is important, no matter how many or how few shares you may own.  If you haven’t already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided to ensure that your votes are validly received prior to the Annual Meeting.

Sincerely,

/s/ Robert S Ippolito

Robert S. Ippolito
Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] ® VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Penn National Gaming, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PENN NATIONAL GAMING, INC. 825 BERKSHIRE BLVD. SUITE 200 WYOMISSING, PA 19610 M46767-P24131 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of David A. Handler and John M. Jacquemin to serve as Class I Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2015 or until their respective successors are elected and qualified. Nominees: 01) David A. Handler 02) John M. Jacquemin The Board of Directors recommends you vote FOR proposals 2 and 3: Abstain For Against ! ! ! 2. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012. ! ! ! 3. Advisory vote on executive compensation. The Board of Directors recommends you vote AGAINST the following proposal: ! ! ! 4. Shareholder proposal on majority voting. NOTE: At their discretion, the named proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. ! For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M46768-P24131 PENN NATIONAL GAMING, INC. ANNUAL MEETING OF SHAREHOLDERS, JUNE 6, 2012 The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Peter M. Carlino and Harold Cramer and each of them, as attorneys and proxies, with full power of substitution, to vote on behalf of the shareholder(s) all of the shares of Common Stock of Penn National Gaming, Inc. (the "Company"), which the shareholder(s) would be entitled to vote at the Annual Meeting of Shareholders thereof to be held on June 6, 2012 and at any and all postponements and adjournments thereof, upon the matters listed on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES FOR DIRECTOR, FOR PROXY ITEM NOS. 2 AND 3, AND AGAINST PROXY ITEM NO. 4 AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OF SUCH MEETING. Address Changes/Comments:   (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE DATE AND SIGN ON THE OTHER SIDE AND RETURN THIS PROXY PROMPTLY.